UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

Bunker Hill Silver Corp.

(Exact name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-150028

(Commission File Number)

32-0196442

(I.R.S. Employer Identification No.)

1009 McKinley Avenue, Kellogg, Idaho 83837

(Address of principal executive offices) (zip code)

(604) 417-7952

(Registrant’s telephone number, including area code)

BUNKER HILL MINING CORP.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously announced, on August 20, 2026, Bunker Hill Silver Corp. (formerly Bunker Hill Mining Corp.), a Nevada corporation (“Bunker Hill”), entered into an Arrangement Agreement (the “Arrangement Agreement”) with Silver47 Exploration Corp., a British Columbia corporation (“Silver47”), and agreed to a strategic business combination transaction pursuant to a plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia) (the “Arrangement”). On November 6, 2026 (the “Closing Date”), pursuant to the terms and conditions set forth in the Arrangement Agreement, Bunker Hill acquired all of the issued and outstanding common shares of Silver47 (each, a “Silver47 Share”) pursuant to the Plan of Arrangement, with Silver47 becoming a wholly owned subsidiary of Bunker Hill.

The foregoing descriptions of the Arrangement and Arrangement Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Arrangement Agreement, which is included as Exhibit 2.1 to the Current Report on Form 8-K/A filed with the Securities and Exchange Commission (the “SEC”) by Bunker Hill on September 30, 2026, and is incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Item 3.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 2.01.

At the effective time of the Arrangement (the “Effective Time”), among other things:

●	Each Silver47 shareholder received 0.1724 (the “Exchange Ratio”) shares of common stock, par value $0.000001 per share, of Bunker Hill (“Bunker Hill Common Stock” and each share of Bunker Hill Common Stock, a “Bunker Hill Share”) in exchange for each Silver47 Share held immediately prior to the completion of the Arrangement (the “Consideration Shares”); provided that no fractional Bunker Hill Shares were issued in the Arrangement, and where the aggregate number of Bunker Hill Shares to be issued to a person as consideration under or as a result of the Arrangement resulted in a fraction, the number of Bunker Hill Shares received by that securityholder was rounded down to the nearest whole Bunker Hill Share, and no person was entitled to any compensation in respect of a fractional Bunker Hill Share.

●	Each Silver47 option (a “Silver47 Option”) outstanding immediately prior to the Effective Time, whether vested or unvested, was exchanged for an option (each, a “Replacement Option”) to acquire Bunker Hill Shares equal to (rounded down to the nearest whole number) the number of Silver47 Shares subject to such Silver47 Option immediately prior to the Effective Time multiplied by the Exchange Ratio, with the exercise price per Bunker Hill Share subject to a Replacement Option equal to the exercise price per Silver47 Share subject to the corresponding Silver47 Option immediately before the Effective Time divided by the Exchange Ratio (with the aggregate exercise price payable on any particular exercise rounded up to the nearest whole cent). Each Replacement Option is exercisable until the original expiry date of the corresponding Silver47 Option, except that Replacement Options held by or on behalf of an individual who did not continue as a director, officer, employee or consultant of Bunker Hill or any of its affiliates (including Silver47) following 60 days after the Closing Date expire on the earlier of (i) the original expiry date of the Silver47 Option and (ii) the date that is 120 days following the Closing Date.

●	Each Silver47 restricted share unit (a “Silver47 RSU”) outstanding immediately prior to the Effective Time, whether vested or unvested, was deemed to be immediately and unconditionally vested and was settled by Silver47 at the Effective Time, net of applicable withholdings, in exchange for Silver47 Shares, which were transferred to Bunker Hill under the Plan of Arrangement, after which the holders were treated as Silver47 shareholders for purposes of the Arrangement.

●	Each Silver47 warrant (a “Silver47 Warrant”) outstanding immediately prior to the Effective Time, whether vested or unvested, was exchanged for a warrant (each, a “Replacement Warrant” and, together with the Replacement Options, “Replacement Convertible Securities”) to acquire from Bunker Hill a number of Bunker Hill Shares equal to the number of Silver47 Shares subject to the Silver47 Warrant immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole Bunker Hill Share, with the exercise price per Bunker Hill Share subject to a Replacement Warrant equal to the exercise price per Silver47 Share subject to the corresponding Silver47 Warrant immediately before the Effective Time divided by the Exchange Ratio (with the aggregate exercise price payable on any particular exercise rounded up to the nearest whole cent). Replacement Warrants otherwise have the same terms, including expiry, as the corresponding Silver47 Warrants, subject to the exercise limitations and cashless exercise rights set forth in the applicable Supplemental Warrant Agreement, as described below.

In connection with the Arrangement, Bunker Hill, Silver47, Odyssey Trust Company, as resigning warrant agent, and Computershare Trust Company of Canada, as successor warrant agent (and, in the case of the supplemental indenture relating to the June 17, 2025 warrant indenture, Summa Silver Corp.), entered into Supplemental Warrant Agreements, dated as of November 6, 2026 (the “Supplemental Warrant Agreements”), relating to the warrant agreements, dated June 17, 2025, September 16, 2025, and January 14, 2026, governing certain Silver47 Warrants (the “Existing Warrant Agreements”). The Supplemental Warrant Agreements provide for the resignation of Odyssey Trust Company as warrant agent, the appointment of Computershare Trust Company of Canada as successor warrant agent and the transfer to Computershare Trust Company of Canada of the rights, powers, duties and obligations of the warrant agent under the Existing Warrant Agreements. The Supplemental Warrant Agreements also add provisions to the Existing Warrant Agreements pursuant to which, if Bunker Hill determines that no registration statement registering the Bunker Hill Shares issuable upon exercise of the applicable Replacement Warrants is effective, or that the use of any such registration statement is suspended, no holder will be permitted to exercise such Replacement Warrants unless an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws is available. In that event, until the earlier of (i) such registration statement becoming effective or ceasing to be suspended and (ii) 5:00 p.m. (Vancouver time) on August 1, 2027, September 16, 2028 or January 14, 2029, as applicable, such Replacement Warrants may also be exercised on a cashless basis in accordance with the formula set forth in the applicable Supplemental Warrant Agreement if the current market price of the Bunker Hill Shares exceeds the applicable exercise price. In addition, if Bunker Hill determines that U.S. state securities laws are not preempted with respect to exercises of such Replacement Warrants, Bunker Hill may elect, by written notice to the warrant agent, to permit such exercises on a cashless basis in accordance with such formula. The foregoing description of the Supplemental Warrant Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Warrant Agreements, which are filed as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information disclosed under Item 2.01 is incorporated into this Item 3.02 in its entirety.

On the Closing Date, Bunker Hill issued approximately 36,325,517 Consideration Shares, and the outstanding Silver47 Options and the outstanding Silver47 Warrants were exchanged for approximately 2,907,755 Replacement Options and approximately 10,993,476 Replacement Warrants, respectively. The securities issued pursuant to the Arrangement Agreement on the Closing Date were issued in reliance upon Section 3(a)(10) of the Securities Act. The Consideration Shares represent approximately 43% of the outstanding shares of Bunker Hill Common Stock immediately following the Effective Time.

Section 3(a)(10) of the Securities Act exempts from the registration requirements under the Securities Act the issuance of securities which have been approved, after a hearing upon the substantive and procedural fairness of the terms and conditions of the relevant transaction, at which all persons to whom it is proposed the securities will be issued shall have the right to appear, by any court expressly authorized by law to grant such approval. Prior to the special meeting of Silver47 shareholders, Silver47 obtained an interim order from the Supreme Court of British Columbia (the “Court”) providing for notice to all persons to whom the Consideration Shares and the Replacement Convertible Securities would be issuable and confirming their right to appear at the hearing for the final order. Following a hearing at which Silver47 securityholders that received Consideration Shares and Replacement Convertible Securities had the right to appear, the Court issued a final order on November 2, 2026 declaring the substantive and procedural fairness of the terms and conditions of the Plan of Arrangement to such Silver47 securityholders.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, pursuant to Bunker Hill’s entry into the Arrangement Agreement, Bunker Hill’s Board of Directors (the “Board”) approved the appointment of Mr. Gary R. Thompson and Mr. Galen McNamara to the Board, effective at, and contingent upon, the completion of the Arrangement. Effective as of the completion of the Arrangement on the Closing Date, the Board increased the number of its directors from five to seven, and Mr. Thompson and Mr. McNamara were appointed to the Board, each to serve until Bunker Hill’s next annual meeting of stockholders or his earlier resignation or removal. Also effective as of the completion of the Arrangement on the Closing Date, pursuant to the Arrangement Agreement, Mr. McNamara was appointed as the President and Chief Investment Officer of Bunker Hill, with Sam Ash ceasing to serve as the President of Bunker Hill effective as of such time (Mr. Ash remains as the Chief Executive Officer of Bunker Hill).

On November 10, 2026, Mr. Thompson notified Bunker Hill of his intention to resign as a director of Bunker Hill, effective immediately. Mr. Thompson’s resignation was not the result of any dispute or disagreement with Bunker Hill or the Board on any matter relating to the operations, policies or practices of Bunker Hill.

Mr. McNamara, age 42, is the former Chief Executive Officer of Silver47, a position he held from August 2025 to the Closing Date. Prior to that, he was the Chief Executive Officer of Summa Silver Corp., a Canadian mineral exploration company, a position he held from May 2020 to August 2025. Mr. McNamara is also the Chief Executive Officer of Manhattan Uranium Discovery Corp., a Canadian resource company that explores and develops uranium properties, a position he has held since November 2020. Mr. McNamara has served as a director of Manhattan Uranium Discovery Corp. since November 2020, served as a director of Gold X2 Mining, a Canadian gold development company, from May 2021 to June 2025, and served as a director of Silver47 from August 2025 to the Closing Date. Mr. McNamara received a Bachelor of Science in Geology and a Master of Science in Geology from Laurentian University.

There are no family relationships between Mr. McNamara and any director or executive officer of Bunker Hill and there are no transactions involving Bunker Hill that would be required to be reported pursuant to Item 404(a) of Regulation S-K.

Mr. McNamara entered into a term sheet with Bunker Hill on November 5, 2026 (the “Term Sheet”). Pursuant to the Term Sheet, Mr. McNamara will be paid C$420,000 per year, payable monthly in arrears and is eligible to participate in Bunker Hill’s short term and long-term incentive plans. The short-term and long-term targets for Mr. McNamara are 70% and 100% of the annual fee respectively. The foregoing description of the Term Sheet is qualified in its entirety by reference to the full text of the Term Sheet, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 5.03.

In connection with the completion of the Arrangement, Bunker Hill filed a Certificate of Amendment to its Second Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada in the form attached hereto as Exhibit 3.1 (the “Authorized Share Amendment”) to increase the number of authorized shares of Bunker Hill Common Stock from 100,000,000 shares to 400,000,000 shares, such amendment having been approved by the Board and by Bunker Hill’s stockholders at Bunker Hill’s special meeting of stockholders held on October 28, 2026, which amendment became effective as of November 4, 2026.

Also in connection with the completion of the Arrangement, Bunker Hill filed a Certificate of Amendment to its Second Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada in the form attached hereto as Exhibit 3.2 (the “Name Change Amendment”) to change its name from “Bunker Hill Mining Corp.” to “Bunker Hill Silver Corp.”, such amendment having been approved by the Board, which amendment became effective as of the Closing Date.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Authorized Share Amendment and the Name Change Amendment, which are filed as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On November 6, 2026, Bunker Hill issued a press release announcing, among other matters, the completion of the Arrangement. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference. On November 9, 2026, Bunker Hill issued a press release announcing, among other matters, the change of the name of Bunker Hill. A copy of the press release is furnished as Exhibit 99.2 and is incorporated herein by reference.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of Bunker Hill under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Silver47, which comprise the consolidated statements of financial position as at July 31, 2026 and July 31, 2025 and the consolidated statements of loss and comprehensive loss, changes in equity and cash flows for the years then ended, and notes to the consolidated financial statements, together with the report of MNP LLP, independent registered public accounting firm, are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Bunker Hill and Silver47 as at June 30, 2026, and the unaudited pro forma condensed combined statements of income (loss) for the six months ended June 30, 2026 and for the year ended December 31, 2025, including the related notes thereto, giving effect to the Arrangement, are filed as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated herein by reference. The unaudited pro forma financial information gives effect to the Arrangement on the basis of, and subject to, the assumptions set forth therein, in accordance with Article 11 of Regulation S-X.

(d) Exhibits.

Exhibit No.	Description

2.1	Arrangement Agreement, dated as of August 20, 2026, between Bunker Hill Silver Corp. (formerly Bunker Hill Mining Corp.) and Silver47 Exploration Corp. (incorporated by reference to Exhibit 2.1 of Bunker Hill’s Current Report on Form 8-K/A filed with the SEC on September 30, 2026).
3.1	Certificate of Amendment to the Second Amended and Restated Articles of Incorporation of Bunker Hill Silver Corp. (increase in authorized shares), effective as of November 4, 2026.
3.2	Certificate of Amendment to the Second Amended and Restated Articles of Incorporation of Bunker Hill Silver Corp. (change of name), effective as of November 6, 2026.
4.1	Supplemental Warrant Agreement, dated as of November 6, 2026, among Bunker Hill Silver Corp. (formerly Bunker Hill Mining Corp.), Silver47 Exploration Corp., Odyssey Trust Company and Computershare Trust Company of Canada, Previously January 14, 2026.
4.2	Supplemental Warrant Agreement, dated as of November 6, 2026, among Bunker Hill Silver Corp. (formerly Bunker Hill Mining Corp.), Silver47 Exploration Corp., Summa Silver Corp., Odyssey Trust Company and Computershare Trust Company of Canada, Previously June 17, 2025.
4.3	Supplemental Warrant Agreement, dated as of November 6, 2026, among Bunker Hill Silver Corp. (formerly Bunker Hill Mining Corp.), Silver47 Exploration Corp., Odyssey Trust Company and Computershare Trust Company of Canada, Previously September 16, 2025.
10.1	Term Sheet, dated as of November 5, 2026, between Bunker Hill Silver Corp. and Galen McNamara.
23.1	Consent of MNP LLP, independent registered public accounting firm.
99.1	Press release, dated November 6, 2026.
99.2	Press release, dated November 9, 2026.
99.3	Audited financial statements of Silver47 Exploration Corp. as of and for the years ended July 31, 2026 and 2025.
99.4	Unaudited pro forma condensed combined financial information of Bunker Hill Silver Corp., giving effect to the acquisition of Silver47 Exploration Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or “potential.” Forward-looking statements in this communication may include, without limitation: (i) statements relating to the anticipated benefits of Bunker Hill’s acquisition of Silver47, including the integration of Silver47’s business and operations with those of Bunker Hill and the expected plans, operations, performance and prospects of the combined company; (ii) estimates of future production, including expected annual production range; (iii) estimates of planned expenses and capital expenditures, including the expected costs of construction, commissioning, and operation and the sources of funds to pay for such costs; (iv) estimates of future capital expenditures; (v) estimates of future cost reductions, synergies, including pre-tax synergies, savings and efficiencies; (vi) expectations regarding future exploration and the development, growth and potential of the combined company’s operations, project pipeline and investments; (vii) expectations of future dividends and returns to shareholders; (viii) expectations of future balance sheet strength and credit ratings; (ix) expectations of future equity and enterprise value; (x) expected listing of common stock on the TSX or any other stock exchange; and (xi) expectations of future plans and benefits. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of the combined company’s operations and projects being consistent with current expectations and mine plans; (iii) political developments in any jurisdiction in which the combined company operates being consistent with its current expectations; (iv) certain exchange rate assumptions for the Canadian dollar to the U.S. dollar; (v) certain price assumptions, including the price of silver; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; (viii) the successful and timely integration of Silver47’s business and operations with those of Bunker Hill; and (ix) other planning assumptions.

Factors that could cause actual results to differ, and differ materially, include, but are not limited to: failure to realize the anticipated benefits and synergies of the Arrangement in the expected timeframe or at all; the success of integration plans and the time required to successfully integrate Silver47’s operations with those of Bunker Hill; the costs of integrating Silver47’s operations being greater than expected; the focus of management’s time and attention on integration and other potential disruptions arising from the Arrangement; the effects of the completion of the Arrangement on Bunker Hill’s and Silver47’s businesses, including relationships with employees, suppliers, communities and other counterparties; Bunker Hill’s ability to retain certain key employees following the completion of the Arrangement; the potential for litigation related to the Arrangement; Bunker Hill’s ability to obtain certain third party or governmental regulatory consents, approvals or clearances required to operate the combined business; undisclosed or unanticipated liabilities of Silver47 assumed in the Arrangement that were not identified during the due diligence process; the ability of the combined company to access capital and finance its operations on the terms and in the manner expected; the impact of the Arrangement on the market price of Bunker Hill’s common stock and/or operating results; silver and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution governmental regulation and judicial outcomes and other risks; and general economic conditions that are less favorable than expected. For more detailed discussion of such risks and other factors, see Bunker Hill’s 2025 Annual Report on Form 10-K, filed with the SEC, as well as Bunker Hill’s other SEC filings, available on the SEC website and www.bunkerhillmining.com/investors, Silver47’s most recent annual information form as well as Silver47’s other filings previously made with Canadian securities regulatory authorities and available on SEDAR+. Bunker Hill is not affirming or adopting any statements or reports attributed to Silver47 (including prior mineral reserve and resource declaration) made prior to the completion of the Arrangement or otherwise made outside of this communication. Bunker Hill does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this communication, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

Cautionary Note to U.S. Investors

Prior to the Closing Date, Silver47 disclosed estimates of “measured,” “indicated,” and “inferred” mineral resources solely as such terms are used in Canada’s National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”), whereas Bunker Hill’s public disclosures are governed by the Exchange Act, including Regulation S-K 1300 thereunder (“S-K 1300”), in addition to NI 43-101. Although S-K 1300 and NI 43-101 have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, they at times embody different approaches or definitions. Consequently, investors are cautioned that public disclosures by Silver47 prepared in accordance with NI 43-101 may not be comparable to similar information made public by companies, including Bunker Hill, subject to S-K 1300 and the other reporting and disclosure requirements under the U.S. federal securities laws and the rules and regulations thereunder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bunker Hill Silver Corp.

Date: November 10, 2026	By:	/s/ Sam Ash
Sam Ash
Chief Executive Officer